NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NYLI VP Fidelity Institutional AM® Utilities Portfolio

(the “Portfolio”)

Supplement dated December 5, 2024 (“Supplement”) to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2024, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and SAI.

Effective immediately, Douglas Simmons will no longer serve as portfolio manager of the Portfolio. All references to Mr. Simmons will be deleted in their entirety from the Summary Prospectus, Prospectus and SAI.

Effective immediately, the Portfolio’s Summary Prospectus and Prospectus are amended as detailed below.

1. The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following information:

Subadvisor	Portfolio Managers	Service Date
FIAM LLC	Pranay Kirpalani, Portfolio Manager	Since December 2024
	Caitlyn Greco, Portfolio Manager	Since December 2024

2. The subsection entitled “Portfolio Manager Biographies” under the heading “The Trust and its Management” of the Portfolio’s Prospectus is amended to include the following:

Pranay Kirpalani

Mr. Kirpalani has managed the NYLI VP Fidelity Institutional AM® Utilities Portfolio since December 2024 and serves a research analyst and portfolio manager in the Equity division at Fidelity Investments. In this role, he manages Fidelity Select Utilities Portfolio, Fidelity VIP Utilities Portfolio, Fidelity Advisor Utilities Fund, Fidelity Infrastructure Fund and co-manages the Fidelity Select Telecom and Utilities Fund. Mr. Kirpalani also manages the infrastructure and utilities sleeves of various diversified sector-based portfolios at Fidelity. He is also responsible for providing research coverage on stocks in the European Infrastructure sector, across utilities, towers, airports, and toll roads stocks. Mr. Kirpalani joined Fidelity in 2013 and has 11 years of industry experience. He earned his Bachelor of Arts degree in economics from the University of Pittsburgh.

Caitlyn Greco, CFA

Ms. Greco has managed the NYLI VP Fidelity Institutional AM® Utilities Portfolio since December 2024 and serves as a research analyst in the Equity division at Fidelity Investments. In this role, she is responsible for providing research coverage on stocks in the Utilities sector and uranium stocks. Previously, Ms. Greco covered stocks in the financials sector, focused on mortgage finance and regional banks. She joined Fidelity in 2020, and has 4 years of industry experience. Ms. Greco earned her Bachelor of Arts degree in finance from William & Mary and is a CFA® charterholder.

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